petrospring

**TECHNOLOGY ✕ SOLUTIONS ✕ CAPITAL ✕ EXPERTISE**

APRIL 2014

# Disclaimer

**Forward Looking-Statements**

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Transition Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K available on its parent company's website, http://www.petroriveroil.com/, and in its other public filings and press releases. These forward-looking statements are based on Petro River Oil Corporation's ("PTRC") current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Many statements included in this presentation also discuss or rely upon the use or acquisition of unproven technologies, which require significant further R&D and are subject to the risks of failure inherent in the development of innovative technologies. No assurance can be given that PTRC will acquire any technologies discussed in this presentation. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Transition Report on Form 10-K for the transition period from January 1, 2013 to April 30, 2013, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K, available on PTRC's website at www.petroriveroil.com. You can also obtain these reports from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

The world is facing an unprecedented

# ENERGY AND ENVIRONMENTAL CRISIS


World energy consumption
Energy, 1000 TWh per year
0
5
10
15
20
1970
1980
1990
2000
2010
Year
Oil
Coal
Gas
Hydro
Nuclear
Other renewable

Source: BP Statistical Review of World Energy, 2013 Workbook



Low-emission and renewable alternatives will be

# TOO SLOW AND TOO EXPENSIVE













However, we can unlock

# NATURAL GAS

FROM **UNCONVENTIONAL RESOURCES**

Which is already fueling an

# ENERGY REVOLUTION IN NORTH AMERICA


Cody
Gammon
Williston Basin
Mowry
Hilliard-Baxter-Mancos
Denver Basin
Mancos
Niobrara
Hermosa
Paradox Basin
Pierre
Raton Basin
Lewis
San Juan Basin
Anadarko Basin
Excello-Mulky
Forest City Basin
Woodford
Bend
Palo Duro Basin
Barnett
Ft. Worth Basin
Permian Basin
Barnett-Woodford
Marfa Basin
Pearsall-Eagle Ford
Maverick Basin
Fayetteville
Arkoma Basin
Woodford-Caney
Haynesville
East Texas Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Utica
Marcellus
Devonian (Ohio)
Appalachian Basin
Devonian
Black Warrior Basin
Conasauga
Valley and Ridge Basin
Floyd-Neal

Source: U.S. Energy Information Administration


Historic
Projected
Trillion Cubic Feet
30
25
20
15
10
5
0
Shale Gas
Tight Gas
Lower 48 Onshore Conventional
Lower 48 Offshore
Coalbed Methane
Alaska
1990
2000
2010
2020
2035

Source: U.S. Energy Information Administration Annual Energy Outlook 2012

# REVERSING PRODUCTION TRENDS

After decades of continuous decline


US Carbon Dioxide Emissions from Energy Consumption
(Million Metric Tons)
Actual
Actual/98 Forecast
6,800
6,600
6,400
6,200
6,000
5,800
5,600
5,400
5,200
5,000
4,800
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12

Source: U.S. Energy Information Administration

# IMPROVING THE EMISSIONS PICTURE

In stark contrast to other growing economies


U.S. Employment: Oil and Gas Extraction
January 1988 to March 2013
Thousands
200
190
180
170
160
150
140
130
120
110
Source: BLS
Carpe Diem Blog
1990
1995
2000
2005
2010

Source: U.S. Bureau of Labor Statistics

# CREATING JOBS

With more to follow as natural gas fuels a new industrial base


10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
Cumulative 5-Year Change in Imports
2006
2007
2008
2009
2010
Net Natural Gas Imports
Net Crude Oil and Petroleum Imports
-28%
-38%

Source: U.S. Energy Information Administration Short Term Energy Outlook 2011

And, as imports are reduced, making

# ENERGY INDEPENDENCE A REALITY

# UNCONVENTIONAL RESOURCES

Are being proven all around the globe

Unconventional Gas Resources [*trillion cubic feet*]


388 Canada
862 USA
681 Mexico
226 Brazil
62 Paraguay
64 Chile
774 Argentina
83 Norway
UK 20
187 Poland
France 180
Algeria 231
290 Libya
485 South Africa
Pakistan 51
India 63
1275 China
Australia 396

Source: BP Statistical Review of World Energy 2013

The key to addressing other countries' challenges lies in

# TRANSFERING TECHNOLOGY AND EXPERTISE



But most companies won't send their senior executives overseas

# KEEPING TOP TALENT LOCKED UP IN NORTH AMERICA





In order to capitalize on these opportunities, petroriver OIL has created:

petrospring

To bring four **key advantages** to this opportunity:

- **TECHNOLOGY**
- **SOLUTIONS**
- **CAPITAL**
- **EXPERTISE**

This uniquely positions petrospring



To be the preferred

**ADVISOR AND MANAGER**

for carefully selected

**HIGH-IMPACT OPPORTUNITIES**

# Leveraging a **DIFFERENTIATED BUSINESS MODEL**



Oil & Gas Industry Executives & Professionals
Financial Experts & Venture Capitalists
Academic Oil & Gas Experts and PhDs
Technology Sourcing Network
Technology Advisory Committee
Technology Solutions Team
petrospring
Latin America
China
US & Canada
Global Oil & Gas Clients in Need of Technology Solutions



# TECHNOLOGY

# TECHNOLOGY DEVELOPMENT STRATEGY

To bring differentiated reservoir solutions to the global market

## Identify Solution

- **Leverage** Technology Sourcing Network to find cutting edge technologies
- **Partner** with existing relevant technology companies
- **Develop** Proprietary technology solutions when appropriate

## Test & Evaluate

- **Deploy** technologies and processes on our target assets
- **Test** process using proper engineering and management controls
- **Demonstrate** methods for hydrocarbon production and profitability
- **Document** results via case studies, white papers, and intellectual property

## "Supersize"

- **Promote** solution
- **Launch** media campaign
- **Fund** rapid growth
- **Acquire** development reserves for specific asset class solutions

## Capitalize

- **Deliver** solutions to expanded global markets
- **Continue** growth through acquisition and field development
- **Leverage** relationships and negotiate partnerships for expansion

# ACTIVELY RECRUITING AND NEGOTIATING

With top experts in commercial academic research



**GEOLOGY & GEOPHYSICS**



**DRILLING & COMPLETION**



**STIMULATION & PRODUCTION**



**SIMULATION & SMART FIELDS**



**FLUID TREATMENT**

These individuals have expertise spanning a

# WIDE RANGE OF TECHNICAL DOMAINS

# PROPOSED TOP CANDIDATES FOR TECHNICAL ADIVSORY NETWORK



**GEOLOGY & GEOPHYSICS**



*Prof. J. Rector*



**DRILLING & COMPLETION**



*Prof. G. Cooper*



**STIMULATION & PRODUCTION**



*Marcelo Laprea-Bigott.*



**SIMULATION & SMART FIELDS**



*Dr. H. Kuzma*



**FLUID TREATMENT**



*Prof. N. Sitar*

*Note: The individuals listed above are Petro Spring's top choices in each respective commercial technological field. With the exception of Professor Jamie Rector, none of these individuals have signed a formal contract with Petro Spring, but have merely been made aware of the project and expressed interest in providing advice in some capacity. Contracts will have to be negotiated in the future. There is no guarantee that these individuals will be a part of Petro Spring in this or any other capacity.*

# PROPOSED ADVISORY CANDIDATES



**Donald Paul**
*Drilling & Completion*

- Professor Emeritus, Civil Environmental Engineering at University of California Berkeley
- Former UK Physical Lab (UK), Union Carbide (Belgium), Atlas Copco (Switzerland), Castolin (Switzerland)
- Former Director of Schlumberger Cambridge Research (UK & France)
- Ph.D. in Material Sciences from University of Cambridge, UK



**James Rector**
*Geology & Geophysics*

- World renowned E&P technologist with over 30 years of industry experience
- Senior consultant to dozens of companies including Shell, Chevron, BP, and Baker Hughes
- Co-founder of successful E&P and service companies, inventor on several key MWD patents
- Professor of Geophysics at the University of California at Berkeley
- Ph.D. in Geophysics from Stanford University



**Heidi Kuzma**
**Smart fields & Simulation**

- Chief Investment Officer at Beta Zi
- Has published a large number of projects combining computer learning with physical systems, including building a Self-Teaching Expert System (SeTES) for shale gas discovery and production
- Ph.D. & M.S. in Applied Geophysics from University of California at Berkeley



**Marcelo Laprea- Bigott**
*Stimulation*

- 23 years of academic experience at Universidad de Oriente, Venezuela
- Extensive background in developing and delivering technical training courses in the field of reservoir engineering, for a variety of companies
- B.S. in Petroleum Engineering from Universidad del Zulia, Venezuela
- M.S. and Ph.D. in Petroleum Engineering from Texas A&M University



**Nicholas Sitar**
*Fluid Treatment*

- Professor of Civil Engineering & Geoengineering at University of California at Berkeley
- Published and presented over 100 peer reviewed journal articles and technical reports
- Won 1998 James M. Robbins Excellence-in-Training Award
- Won 1993 Walter L. Huber Civil Engineering Research Prize, American Society of Civil Engineers
- Ph.D. in Geotechnical Engineering from Stanford University

*Note: The individuals listed above are Petro Spring's top choices in each respective commercial technological field. With the exception of Professor Jamie Rector, none of these individuals have signed a formal contract with Petro Spring, but have merely been made aware of the project and expressed interest in providing advice in some capacity. Contracts will have to be negotiated in the future. There is no guarantee that these individuals will be a part of Petro Spring in this or any other capacity.*

## 1 Retainer Fee

Expert earns a retainer for:

- Advice and time
- Evaluating technology companies
- Answering general inquiries from Petro Spring and partners

## 2 Ad Hoc Project Compensation

Engagement of in-network Professionals for projects beyond their retainer

Separate compensation for their contributions to *ad hoc* projects for specific companies

## 3 Ability to Participate in Potential Upside

If Petro Spring partners with a technology company, the Technology Sourcing Network member who identified that company may participate alongside Petro Spring and share the upside potential

# A UNIQUE INCENTIVE STRUCTURE

Allowing each expert to participate in technology successes

Our network of trusted advisors has **differentiated access** to

# EMERGING AND PROVEN TECHNOLOGY









Our model is attractive to **TOP INDUSTRY TALENT**

Being inadvertently lost by

# MAJOR COMPANIES RELOCATING

EXAMPLE

Top research staff have retired from Chevron rather than relocate to Texas…

**Petro Spring has direct, personal access to these experts!**


DOLLARS
SALES
CASH FLOW
Development
Introduction
Growth
Maturity
Decline
TIME

Capital available to

# FUND EARLY-STAGE DEVELOPMENT

Partner with E&P corporate venture groups to uncover & unlock technology "stuck in the lab"



Highly desirable technology stranded by companies' limited ability, connections, and foresight to deploy effectively into the market

Leveraging our strategic relationships, corporate structure operated assets, proprietary expertise & capital knowledge

Leverage Relationships with "Major Companies" Venture Groups to:

# UNLOCK STRANDED TECHNOLOGIES



Access to Petro River assets for proof of concept and

# ACCELERATED FIELD EVALUATION

As a result we can provide a bridge

# ACROSS THE "VALLEY OF DEATH"


Cumulative profit/loss
Product launch
Technology transfer
Success as a new prod
Research
Developme
Time
Commercialization
VALLEY OF
DEATH
Success as a business

And tailor the application of these technologies to

# ADDRESS SPECIFIC OPPORTUNITIES



# SOLUTIONS



Our technical solutions teams will evaluate

# TECHNOLOGY GAPS AND OPPORTUNITIES


RESOURCE PLAY IN NEED OF TECHNOLOGY SOLUTIONS
petrospring
TECHNICAL SOLUTIONS TEAM
DATA AND DEFINED NEEDS





Exploiting the essential combination of

# LOCAL AND GLOBAL KNOWLEDGE


US Play 1
US Play 2
US Play 3
CA Play 1
US Play 4
Apparent best match ...
Prioritize transferring technologies and best practices applied at "US Play 1"
Target Resource
Variable 1
Variable 2
Variable 3

Using multivariate analysis to identify

# ANALOGS AND PROVEN SOLUTIONS



Where necessary, combining multiple technologies into

# INTEGRATED TECHNICAL SOLUTIONS

We will look to structure mutually beneficial projects with

# LOCAL SERVICE PROVIDERS







Equipping them with world-class solutions to

# DOMINATE THEIR TARGET MARKET





Facilitating and accelerating the

# COMMERCIAL DEVELOPMENT OF UNCONVENTIONAL RESOURCES


ACCELERATED
TRADITIONAL
ADDED VALUE
TIME

As well as the

# REJUVENATION OF MATURE AND UNDER-EXPLOITED ASSETS



# ACCESS TO CAPITAL



# UNDERSTANDS THE IMPORTANCE OF ACCESS TO CAPITAL




Local Service Company

Petro Spring is actively seeking to co-invest with partners to create

# SERVICE COMPANY JOINT VENTURES


petrospring

And taking an active working interest in

# INTERNATIONAL OPPORTUNITIES

# EXPERTISE


SOCIETY
POLICY

In the end, solutions and capital are worth nothing without

# TECHNICAL AND COMMERCIAL EXPERTISE





Employs a highly experienced, team, intimately connected with:

- **ENTREPRENEURS**
- **INVESTORS**
- **OPERATORS**
- **GOVERNMENTS**



*Scot Cohen*
ICO FUND



*Luis Vierma*
**PDVSA** †



*Matt Bell*
**SHELL** †



*Jamie Rector* ‡
**UC BERKELEY**



*Ruben Alba*
**HALLIBURTON** †



*Daniel Smith*
**XTO** †



*Matt Hull*
BLACKSTONE †



*Jonathan Rudney*
**CENTURY** †

A small, versatile team built from

# ACCOMPLISHED INDUSTRY LEADERS

*† Indicates former company affiliation* *‡ Consultant advisor*

# Employing an EXPERIENCED AND DYNAMIC TEAM

**Scot Cohen**
*Executive Chairman*
*Petro River Oil*

- Over 20 years experience in institutional asset management
- Founder and Managing Partner of Iroquois Capital Opportunity Fund, private equity fund focused on North American E&P
- Manager of several operating and non-operating oil and gas investing partnerships

**James Rector**
*Chief Technology Advisor*

- World renowned E&P technologist with over 30 years of industry experience
- Senior consultant to dozens of companies including Shell, Chevron, BP, and Baker Hughes
- Co-founder of successful E&P and service companies, inventor on several key MWD patents
- Professor of Geophysics at the University of California at Berkeley
- Ph.D. in Geophysics from Stanford University

**Matthew Bell**
*Chief of Operations*

- Former President of GEODynamics Inc.
- Former Senior Investment Manager at Shell Technology Ventures
- Holds 8 patents in completion tool design
- Master of Engineering in Chemical Engineering from Imperial College of Science, Technology & Medicine, London

**Luis Vierma**
*EVP Geophysics & Geology*
*Petro River Oil*

- Former Head of Exploration & Production for PdVSA and Chairman of CITGO
- Former Director of CITGO, PdVSA owned US refineries
- Former Vice-Chairman of OPEC long-term strategy
- B.S. in Chemistry from Universidad Central de Venezuela and an M.S. in Geology (Geochemistry of Petroleum) from the University of Indiana, in Bloomington

**Jonathan Rudney**
*Senior Advisor*

- Over 30 years of executive experience in the oil and gas industry
- Former CEO of Century Exploration Resources
- Current CEO of Concord Energy

## Formulates an **EXPERIENCED AND DYNAMIC TEAM**

**Daniel Smith**
*EVP Operations*
*Petro River Oil*

- Over 17 years experience in the Oil and Gas industry
- Registered Professional Petroleum Engineer
- Prior experience at Sonat Exploration and XTO
- B.S. in Chemical Engineering from Texas A&M

**Jesse Crews**
*Operations and Geology*

- Over 12 years of experience in project management geology, geophysics, and engineering
- Registered Professional Geologist in California
- Expert in 3D seismic interpretation, log / core analysis and surface and subsurface geology mapping / outcrop analysis
- M.S. Applied Geophysics from University of California at Berkeley

**Ruben Alba**
*EVP Unconventional*
*Petro River Oil*

- Over 16 years of industry experience
- Head technical positions at both Halliburton and Superior Well Service
- Holds three patents in unique completion technologies
- B.S. in Chemical Engineering Degree from New Mexico State University

**Tony Amor**
*Senior Technology Advisor*

- Over 40 years of experience in international energy industry
- Former President of Thermal Power, a highly successful geothermal and renewable energy company
- Formerly ran a $270m venture fund in Europe investing in early stage energy technologies
- MA from Cambridge University, and MBA from Harvard University

**Matt Hull**
*Business Development*

- Former Blackstone Hedge Fund Solutions Group
- Responsible for Business Development and Investor Relations Support
- FINRA Licensed Series 7 (general securities), Series 79 (investment banking), & Series 3 (futures)
- A.B. Harvard University

Technologies and solutions are recommended by the

# TECHNICAL ADVISORY COMMITTEE


TECHNOLOGIES IN NEED OF INVESTMENT & APPLICATION
TECHNICAL ADVISORY COMMITTEE
PRODUCTS AND SOLUTIONS

Members of the team have worked in

# OVER 50 COUNTRIES



Company management has relationships with

# INDUSTRY LEADERS AND GOVERNMENT AGENCIES









Well connected with **current** and **former**

# IOC AND NOC STAFF AND RESEARCHERS

only engages in carefully selected projects that meet multiple criteria:

- **MUTUALLY BENEFICIAL**
- **HIGHLY SCALABLE**
- **SUSTAINABLE**
- **LEGAL AND ETHICAL**

To ensure a **sustainable** solution is delivered, we require

# STRUCTURED KNOWLEDGE TRANSFER


HIGHER EDUCATION
PARTNERSHIP
petrospring
JOINT VENTURE COMPANIES

Optimal oil & gas extraction requires coupling

# PEOPLE, BRAINPOWER AND TECHNOLOGY

| ✗ | ✓ | | | |
|---|---|---|---|---|
| Technology Alone | Technology | + Brainpower & Expertise | + | Training & Education |

Technology alone may not be enough to optimize oil and gas recovery rates

Petro Spring is in the process of formalizing its **management team and advisory board** that will include **some of the top experts** in the oil and gas industry

Petro Spring will **work with partner companies** to **develop assets** in both the **US** & **abroad** as **technology solutions** are developed

Petro Spring will provide the **expertise, training and education** required to **optimize oil and gas recovery**

# A FULLY-INTEGRATED OFFERING


Investment Capital
Oil & Gas Assets
Operational Experience
Cutting-Edge Technology
Scientific and Technical Expertise
petrospring

# WITH STRENGTH AND DEPTH

| | |
|---|---|
| Investment Capital | Deep experience in financial markets, access to capital, and providing financing to technology companies |
| Scientific & Technical Expertise | World Class leadership team with extensive technical experience and geological expertise, that has participated in many major North American oil and gas plays |
| Cutting Edge Technology | Unique incentive structure, network of technical advisors, and access to capital combine to identify, secure, and (if needed) develop new technological solutions |
| Oil and Gas Assets | Nearly 100,000 net acres of assets in North America provide testing/proving grounds for new solutions |
| Operational Experience | Specific operational experience in horizontal drilling, heavy oil production, and unconventional reservoirs provides practical grounding for new technologies and solutions |

# Positioning petrospring to be the **PARTNER OF CHOICE**

| ADVANTAGE | petrospring | OILFIELD SERVICE COMPANIES | VENTURE CAPITAL & PRIVATE EQUITY | MAJOR OIL COMPANIES | INDEPENDENT OIL COMPANIES |
|---|---|---|---|---|---|
| CUTTING-EDGE TECHNOLOGY & SOLUTIONS | ✓ | ? | ✗ | ✓ | ? |
| ASSETS FOR FIELD TESTING | ✓ | ✗ | ✗ | ✓ | ? |
| INDUSTRY & ACADEMIC EXPERTISE | ✓ | ? | ✗ | ✓ | ✗ |
| ACCESS TO CAPITAL | ✓ | ? | ✓ | ✓ | ? |
| AGILITY & FLEXIBLE BUSINESS MODEL | ✓ | ? | ✓ | ✗ | ? |
| FULLY ALIGNED INCENTIVE STRUCTURE | ✓ | ✗ | ✗ | ✗ | ✗ |

HOW CAN petrospring HELP YOU?